SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                      February 23, 2001 (February 12, 2001)
                      -------------------------------------

                             LOWE'S COMPANIES, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)


        North Carolina                    1-7898                 56-0578072
        --------------                    ------                 ----------
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)


                  1605 Curtis Bridge Road
                Wilkesboro, North Carolina                    28697
                --------------------------                    -----
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (336) 658-4000
                                                          -----------------

                                 Not Applicable
                                 --------------
          (former name or former address if changed since last report)

ITEM 5.  OTHER EVENTS.

         On February 12, 2001 the Company issued a news release announcing its private offering of 20-year Liquid Yield Option (TM) Notes. A copy of the news release is attached as an exhibit to this filing.

         On February 13, 2001 the Company issued a news release announcing the pricing of its private offering of 20-year Liquid Yield Option (TM) Notes. A copy of the news release is attached as an exhibit to this filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)
         Exhibits
         --------

         99.1 News release dated February 12, 2001 announcing the private offering of 20-year Liquid Yield Option (TM) Notes.

         99.2 News release dated February 13, 2001 announcing the pricing of the private offering of 20-year Liquid Yield Option (TM) Notes.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LOWE'S COMPANIES, INC.

Date:    February 23, 2001                       /s/ Robert A. Niblock
                                            ------------------------------------
                                            Name:    Robert A. Niblock
                                            Title:   Senior Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibits
--------

99.1 News release dated February 12, 2001 announcing the private offering of 20-year Liquid Yield Option (TM) Notes.

99.2 News release dated February 13, 2001 announcing the pricing of the private offering of 20-year Liquid Yield Option (TM) Notes.